                                                                     EXHIBIT 4.2



                                                           [Form of Fixed Rate
                                                        Certificated Security]


REGISTERED

CUSIP NO.
NO. FXR-                                                        $_____________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                     (Fixed Rate)


SPECIFIED CURRENCY:                                             EXCHANGE RATE
                                                                AGENT:


ORIGINAL                                                        MATURITY
ISSUE DATE:                  INTEREST RATE:                     DATE:


REDEMPTION                                                      REDEMPTION
COMMENCEMENT DATE:                                              PERIODS AND
                                                                PRICES:


REPAYMENT DATE:


AUTHORIZED DENOMINATIONS:                                       REPAYMENT
(Only applicable if Specified                                   PERIODS AND
Currency is other than U.S. dollars)                            PRICES:


OTHER/ADDITIONAL TERMS:                                         DEFAULT RATE:
                                                                (only applica-
                                                                ble if Security
                                                                issued at
                                                                original issue
                                                                discount)

                                                                OID DEFAULT
                                                                AMOUNT:  (only
                                                                applicable if
                                                                Security issued
                                                                at original
                                                                issue discount)

         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the principal sum of
                                                 (any such currency or composite
currency being hereinafter referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay Interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the May 15 and November 15 Interest Payment Dates; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of principal of (and premium, if any) and interest on this Security will be made in the Specified Currency shown above, except as provided below. The Holder of a Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity or earlier redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of such Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any Security, such payment will be made in the Specified Currency. The term "Business Day", as used herein means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that, if the payment of this Security is to be made in a currency or composite currency other than U.S. dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such currency or composite currency (or, in the case of European Currency Units ("ECUs"), is not a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris). The term "Principal Financial Center" as used herein means the capital city of the country issuing the currency or composite currency in which payment in respect of this Security is to be made, except that with respect to U.S. dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         Payment of the principal of (and premium, if any) and interest on this Security due at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be made by wire transfer in immediately available funds upon surrender of this Security at the Corporate Trust Office of the Paying Agent in the Borough of Manhattan, The City of New York, PROVIDED that this Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest to be made in U.S. dollars (other than interest payable at maturity or upon earlier redemption or repayment) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register, or by wire transfer to such account as may have been designated to the Paying Agent at least 5 days prior to the Interest Payment Date by such Person.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to Securities denominated in ECUs, an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this Security on the relevant Regular Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any Security by a registered Holder will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment with respect to this Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt.
The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European

Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below) for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.

         Changes as to the nature or composition of the ECU may be made by the EC in conformity with the treaty establishing the EC, as amended by the treaty on the European Union, and EC law, in which event the composition of the ECU will change accordingly and references to ECU in this Security shall thereafter be construed as references to the ECU as so changed.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                      THE ST. PAUL COMPANIES, INC.


                                            By______________________________



Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE CHASE MANHATTAN BANK


                                            By__________________________
                                              Authorized Officer

                                  [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                     (Fixed Rate)


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990, (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         Interest payments for this Security will include interest accrued to but excluding the Interest Payment Dates or date of maturity, redemption or repayment, as the case may be. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         If any Interest Payment Date or the Maturity Date (or date of redemption or repayment) of this Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date (or date of redemption or repayment), as the case may be, to the date of such payment on the next succeeding Business Day.

         This Security is not subject to redemption prior to the Maturity Date shown above unless a Redemption Commencement Date, Redemption Periods and Redemption Prices are specified above. If so specified, this Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified above, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the registered Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be issued to the registered Holder upon the cancellation hereof, and in event of transfer or exchange a new Security or Securities of this series and of like tenor and for a like aggregate principal amount will be issued to the registered Holder, in case of exchange, or the designated transferee or transferees, in case of transfer.

         This Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

         In the event of repayment of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities in definitive registered form of the Series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         If this Security is issued with an original issue discount, (i) if an Event of Default with respect to the Securities shall have occurred and be continuing, the amount of principal of this Security which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof and (ii) in the case of a default of payment in principal upon acceleration, redemption or at maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Security shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption or maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

         The Securities of this series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denomination indicated on the face hereof, unless otherwise specified above, and may be issued, in whole or in part, in the form of one or more permanent global Securities that will be deposited with, or on behalf of, the Depositary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series issued in definitive registered form are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________Custodian__________
                               (Cust)            (Minor)
                             Uniform Gifts to Minors Act


                             ____________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



- --------------------------------------------------------------------------------
                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)


- --------------------------------------------------------------------------------
                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing


- --------------------------------------------------------------------------------
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________      ___________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                              OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________                 ______________________________

                                            ______________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                      [Form of Floating Rate
                                                      Certificated Security
                                                      No OID]


REGISTERED

CUSIP NO.
NO. FLR-                                                        $_____________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                   (Floating Rate)

SPECIFIED CURRENCY:                                             EXCHANGE RATE
                                                                AGENT:



ORIGINAL                          INITIAL                       MATURITY
ISSUE DATE:                    INTEREST RATE:                   DATE:


AUTHORIZED DENOMINATIONS:
(only applicable if Specified
Currency is other than U.S. dollars)


INDEX MATURITY:                                                 SPREAD (plus
                                                                or minus):


INDEX CURRENCY (if other than
U.S. dollars):


INTEREST RATE                                                   SPREAD
BASIS:                                                          MULTIPLIER:


INTEREST RESET                                                       MAXIMUM
PERIOD:                                                         INTEREST RATE:



INTEREST PAYMENT                                                MINIMUM
DATES:                                                          INTEREST RATE:

                                                                REGULAR RECORD
                                                                DATES:


INTEREST                                                        CALCULATION
RESET DATES:                                                    DATES:


INTEREST                                                        CALCULATION
DETERMINATION DATES:                                            AGENT (if other
                                                                than The Chase
                                                                Manhattan
                                                                Bank):


REDEMPTION                                                      REDEMPTION
COMMENCEMENT DATE:                                              PERIODS AND
                                                                PRICES:


REPAYMENT DATE:                                                 REPAYMENT
                                                                PERIODS AND
                                                                PRICES:


OTHER/ADDITIONAL TERMS:


         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                     , or registered assigns, the principal sum of
                                                    (any such currency or
composite currency being hereinafter referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay Interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates set forth above and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum determined in accordance with the provisions hereinafter set forth, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)), next preceding each Interest Payment Date; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Registered Holders of Securities of this Series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of principal of (and premium, if any) and interest on this Security will be made in the Specified Currency shown above, except as provided below. The Holder of a Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity or earlier redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of such Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any Security, such payment will be made in the Specified Currency.

         Payment of the principal of (and premium, if any) and interest on this Security due at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be made by wire transfer in immediately available funds upon surrender of this Security at the Corporate Trust Office of the Paying Agent in the Borough of Manhattan, The City of New York, PROVIDED that this Security is presented to the Paying Agent in time for the Paying Agent to make such payment in accordance with its normal procedures. Payments of interest to be made in U.S. dollars (other than interest payable at maturity or upon earlier redemption or repayment) will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register, or by wire transfer to such account as may have been designated to the Paying Agent at least 5 days prior to the Interest Payment Date by such Person.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to Securities denominated in European Currency Units ("ECUs"), an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this Security on the relevant Regular Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any Security by a registered Holder will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment with respect to this Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below) for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.

         Changes as to the nature or composition of the ECU may be made by the EC in conformity with the treaty establishing the EC, as amended by the treaty on the European Union, and EC law, in which event the composition of the ECU will change accordingly and references to ECU in this Security shall thereafter be construed as references to the ECU as so changed.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                      THE ST. PAUL COMPANIES, INC.


                                            By______________________________


Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE CHASE MANHATTAN BANK


                                            By__________________________
                                              Authorized Officer

                                  [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                   (Floating Rate)


         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies, may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         If the Maturity Date (or date of redemption or repayment) of this Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity Date (or date of redemption or repayment) to the date of such payment on the next succeeding Business Day.

         This Security is not subject to redemption prior to the Maturity Date shown above unless a Redemption Commencement Date and Redemption Periods and Redemption Prices are specified above. If so specified, this Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified above, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the registered Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be delivered to the registered Holder upon the cancellation hereof and in the event of transfer or exchange a new Security or Securities of this Series and of like tenor and for a like aggregate principal amount will be issued to the registered Holder, in case of exchange, or the designated transferee or transferees, in case of transfer.

         This Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

         In the event of repayment of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         The interest rate payable on this Security will be calculated by reference to the Interest Rate Basis specified above (a) plus or minus the Spread specified above, if any, or (b) multiplied by the Spread Multiplier specified above, if any. The Interest Rate Basis may be: (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR, (d) the Treasury Rate, (e) the CD Rate, (f) the Federal Funds Rate, (g) the CMT Rate or such other interest rate formula, as specified above. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated, as specified above.

         All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (E.G., 9.876545% (or
 .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Security will be rounded, in the case of U.S. dollars, to the nearest cent or, in the case of a foreign currency or composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         Unless otherwise specified above, the "Regular Record Date" with respect to this Security shall be the date

15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and interest will be payable, in the case of Securities which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified above); which reset quarterly, on the third Wednesday of March, June, September and December of each year; which reset semi-annually, on the third Wednesday of the two months of each year specified above; and which reset annually, on the third Wednesday of the month specified above (each an "Interest Payment Date"); and in each case, at maturity or upon earlier redemption or repayment.

         Payments of interest with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date or date of maturity, redemption or repayment, as the case may be. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, in the case of a Treasury Rate Security, by the actual number of days in the year.

         The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually or otherwise (each an "Interest Reset Date"), as specified above. Unless otherwise specified above, the Interest Reset Date will be, if this Security resets daily, each Business Day, if this Security (other than a Treasury Rate Security) resets weekly, the Wednesday of each week, or if this Security is a Treasury Rate Security, the Tuesday of each week (except as provided below); if this Security resets monthly, the third Wednesday of each month; if this Security resets quarterly, the third Wednesday of March, June, September and December; if this Security resets semi-annually, the third Wednesday of two months of each year, as specified above; and if this Security resets annually, the third Wednesday of one month of each year, as specified above; PROVIDED, HOWEVER, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified above. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below), the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if this Security is a LIBOR Security and such

Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         As used herein, the term "Market Day" means (a) with respect to any Note (other than any LIBOR Note), any Business Day, and (b) with respect to any LIBOR Note, any such Business Day which is also a London Business Day. The term "London Business Day" means (i) if the Specified Currency is other than ECU, any day on which dealings in such Specified Currency are transacted in the London Interbank Market or (ii) if the Specified Currency is ECU, any day that does not appear as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market. The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is (i) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close, and (ii) if the Note is denominated in a Specified Currency (as defined below) other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the financial center of the country issuing the Specified Currency (which in the case of ECUs shall be Luxembourg, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris).

         The Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Security (the "Commercial Paper Interest Determination Date"), for a Prime Rate Security (the "Prime Rate Interest Determination Date"), for a CD Rate Security (the "CD Rate Interest Determination Date"), for a Federal Funds Rate Security (the "Federal Funds Interest Determination Date") and for a CMT Rate Note (the "CMT Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset
Date.   The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Security (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Index Currency is British pounds sterling, in which case the Interest Determination Date will be the applicable Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Security (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset

Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified above, the Calculation Date pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

         DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis of this Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) as of the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity shown above, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such

Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity shown above placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect hereon on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

         Money Market Yield = 100 x    360 X D
                                    -------------
                                    360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

         DETERMINATION OF PRIME RATE. If the Interest Rate Basis of this Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         DETERMINATION OF LIBOR. If the Interest Rate Basis of this Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined in accordance with the following provisions:

         (i) On the relevant LIBOR Interest Determination Date, LIBOR will be either (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified above, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the above as the method of calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified above, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

         (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified above, commencing on the Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., or such other time specified above, in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

         "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

         "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified above, the Index Currency shall be United States dollars.

         "Principal Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of this Security is to be made or, solely with respect to the calculation of LIBOR, the specified Index Currency, except that with respect to United States dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         DETERMINATION OF TREASURY RATE. If the Interest Rate Basis of this Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity shown above as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 9:00 A.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity shown above are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity shown above under the heading "U.S. Government Securities/Treasury Bills/Secondary Market". In the event such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity shown above; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect hereon on such Treasury Interest Determination Date.

         DETERMINATION OF CD RATE. If the Interest Rate Basis of this Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity shown above as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of

Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity shown above in a denomination of U.S. $5,000,000; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis of this Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Rate Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

         DETERMINATION OF CMT RATE. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate with respect to any Interest Reset Date shall equal the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release, H.15...Mondays Approximately 3:45 p.m.," under the column for the Designated
CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on the related CMT Interest Determination Date and
(ii) if the Designated CMT Telerate Page is 7052, the week or the month, as specified above, ended immediately preceding the week or month (as applicable) in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation
Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal
Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).
If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest
Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the
Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT
Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest
Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New
York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity
Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be two years.

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown above. The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date or Calculation Date as applicable. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error. The interest rate on this Security will in no event be higher than the maximum rate permitted by New York, as the same may be modified by United States law of general application.

         The Calculation Agent will upon the request of the Holder of this Security provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

          If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities in definitive registered form of the series of which this Security is a part may be registered in the Security Register, upon surrender of such Securities for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on such Securities are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, unless otherwise specified above, and may be issued, in whole or in part, in the form of one or more permanent global Securities that will be deposited with, or on behalf of, the Depositary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series issued in definitive registered form are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of a Security of this series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned to them in the Indenture.

                                     ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - __________Custodian___________
                               (Cust)             (Minor)
                             Uniform Gifts to Minor Acts


                             ______________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)



                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________      ___________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                               OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

___________________________________________________________

___________________________________________________________

___________________________________________________________

           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________  ______________________________

                             ______________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.


                                     --
                                       [Form of Fixed Rate
                                       Permanent Global
                                       Security]


THIS SECURITY IS A SECURITY IN PERMANENT GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


CUSIP NO.
No. FXR-                                    $______________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                 (Global Fixed Rate)


SPECIFIED CURRENCY:                         EXCHANGE RATE
                                       AGENT:


ORIGINAL
ISSUE DATE:        INTEREST RATE:      MATURITY DATE:


REDEMPTION                             REDEMPTION
COMMENCEMENT DATE:                     PERIODS AND
                                       PRICES:


REPAYMENT DATE:                        REPAYMENT
                                       PERIODS AND
                                       PRICES:


AUTHORIZED DENOMINATIONS:
(Only applicable if Specified
Currency is other than U.S. dollars)


OTHER/ADDITIONAL TERMS:


                                       DEFAULT RATE:
                                       (Only applic-
                                       able if
                                       Security issued
                                       at original
                                       issue discount)

                                       OID DEFAULT
                                       AMOUNT:  (Only
                                       applicable if
                                       Security issued
                                       at original
                                       issue discount)



         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as nominee for the Depositary, or registered assigns, the principal sum of

                                                   (any such currency or
composite currency being hereinafter referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the May 15 and November 15 Interest Payment Dates; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of this permanent global Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series evidenced by this permanent global Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, the term "Depositary" shall mean the Depositary designated as such by the Company under the Indenture described herein.

         Payment of principal of (and premium, if any) and interest on this permanent global Security will be made in the Specified Currency shown above, except as provided below. The Holder of a permanent global Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity, redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of such Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of permanent global Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such permanent global Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any permanent global Security, such payment will be made in the Specified Currency. The term "Business Day", as used herein means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that, if the payment of this permanent global Security is to be made in a currency or composite currency other than U.S. dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such currency or composite currency (or, in the case of European Currency Units ("ECUs"), is not a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris). The term "Principal Financial Center" as used herein means the capital city of the country issuing the currency or composite currency in which payment inspect of this permanent global Security is to be made, except that with respect to U.S. dollars, Deutsche marks, Italian lire, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         Payment of principal of (and premium, if any) and interest due on this permanent global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of this permanent global Security for all purposes under the Indenture.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any permanent global Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to Securities denominated in ECUs, an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this permanent global Security on the relevant Regular Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this permanent global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any permanent global Security by a registered Holder will remain in effect with respect to any further payments with respect to this permanent global Security payable to such Holder. If a payment with respect to this permanent global Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below), for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         This permanent global Security is exchangeable or transferable in whole or from time to time in part for Securities of this series in definitive registered form only as provided in this paragraph. If (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its sole discretion determines that this permanent global Security shall be so exchangeable or transferable for Securities of this series in definitive registered form and executes and delivers to the Security Registrar a Company Order providing that this permanent global Security shall be so exchangeable or transferable, or (iii) an event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this permanent global Security is a part, this permanent global Security shall be exchangeable for Securities of this series in definitive registered form, PROVIDED that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this permanent global Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Upon exchange of any portion of this permanent global Security for one or more Securities of this series in definitive registered form, the Trustee or the Security Registrar, as the case may be, shall cancel this permanent global Security and issue a new permanent global Security or Securities of this Series and of like tenor for the remaining principal amount. Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more Securities of this series in definitive registered form, this permanent global Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered Security of this series in definitive registered form.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this permanent global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                     THE ST. PAUL COMPANIES, INC.


                           By______________________________



Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                             THE CHASE MANHATTAN BANK


                             By__________________________
                               Authorized Officer
                                   [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                 (Global Fixed Rate)


         This Security is a permanent global Security evidencing a portion of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This permanent global Security represents a portion of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies, may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         Interest payments for this permanent global Security will include interest accrued to but excluding the Interest Payment Dates or date of maturity, redemption or repayment, as the case may be. Interest payments for this permanent global Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         If any Interest Payment Date or the Maturity Date (or date of redemption or repayment) of this permanent global Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date (or date of redemption or repayment), as the case may be, to the date of such payment on the next succeeding Business Day.

         This permanent global Security is not subject to redemption prior to the Maturity Date shown above unless a Redemption Commencement Date and Redemption Periods and Redemption Prices are specified above. If so specified, this permanent global Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified on the face hereof, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this permanent global Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this permanent global Security in part only, a new permanent global Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be delivered to the Depositary upon the cancellation hereof.

         This permanent global Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this permanent global Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

          In the event of repayment of this permanent global Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this permanent global Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this permanent global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this permanent global Security at the times, places and rate, and in the coin or currency, herein prescribed.

         This permanent global Security may not be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor.

         If this Security is issued with an original issue discount, (i) if an Event of Default with respect to the Securities shall have occurred and be continuing, the amount of principal of this Security which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption or at maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Security shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption or maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

         The Securities of this Series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, unless otherwise specified above.

         No service charge shall be made for any registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security of this series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this permanent global Security is registered as the owner hereof for all purposes, whether or not this permanent global Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this permanent global Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned
to them in the Indenture.                                     ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________Custodian__________
                               (Cust)            (Minor)
                             Uniform Gifts to Minors Act


                             ____________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto




                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)



                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________      ___________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                               OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

___________________________________________________________

___________________________________________________________

___________________________________________________________

           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________  ______________________________

                             ______________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.


                                     --
                                  [Form of Floating Rate Permanent Global
                                  Security - No OID]


THIS SECURITY IS A SECURITY IN PERMANENT GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP NO.
No. FLR-                                    $______________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                (Global Floating Rate)

SPECIFIED CURRENCY:                              EXCHANGE RATE
                                            AGENT:



ORIGINAL                INITIAL             MATURITY
ISSUE DATE:          INTEREST RATE:         DATE:



AUTHORIZED DENOMINATIONS:
(only applicable if Specified
Currency is other than U.S. dollars)


INDEX MATURITY:                             SPREAD (plus
                                            or minus):



INDEX CURRENCY (if other than
U.S. dollars):



INTEREST RATE                               SPREAD
BASIS:                                      MULTIPLIER:



INTEREST RESET                                   MAXIMUM
PERIOD:                                     INTEREST RATE:



INTEREST PAYMENT                            MINIMUM
DATES:                                      INTEREST RATE:


                                            REGULAR RECORD
                                            DATES:



INTEREST                                    CALCULATION
RESET DATES:                                DATES:



INTEREST                                    CALCULATION
DETERMINATION DATES:                        AGENT (if other
                                            than The Chase
                                            Manhattan Bank):



REDEMPTION                                  REDEMPTION
COMMENCEMENT DATE:                          PERIODS AND
                                            PRICES:



REPAYMENT DATE:                             REPAYMENT
                                            PERIODS AND
                                            PRICES:



OTHER/ADDITIONAL TERMS:




         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as nominee for the Depositary, or registered assigns, the principal sum of
                                                    (any such currency or
composite currency being hereinafter referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay Interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates set forth above and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum determined in accordance with the provisions hereinafter set forth, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)), next preceding each Interest Payment Date; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of this permanent global Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this permanent global Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, the term "Depositary" shall mean the Depositary designated as such by the Company under the Indenture described herein.

         Payment of principal of (and premium, if any) and interest on this permanent global Security will be made in the Specified Currency shown above, except as provided below. The Holder of a permanent global Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity or earlier redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of this permanent global Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of permanent global Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such permanent global Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any permanent global Security, such payment will be made in the Specified Currency.

         Payment of principal of (and premium, if any) and interest due on this permanent global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of this permanent global Security for all purposes under the Indenture.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any permanent global Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to permanent global Securities denominated in European Currency Units ("ECUs"), an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this permanent global Security on the relevant Regular Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this permanent global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any Security by a registered Holder will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment with respect to this Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this permanent global Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below), for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.


         Changes as to the nature or composition of the ECU may be made by the EC in conformity with the treaty establishing the EC, as amended by the treaty on the European Union, and EC law, in which event the composition of the ECU will change accordingly and references to ECU in this permanent global Security shall thereafter be construed as references to the ECU as so changed.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         This permanent global Security is exchangeable or transferable in whole or from time to time in part for Securities of this series in definitive registered form only as provided in this paragraph. If (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, (ii) the Company in its sole discretion determines that this permanent global Security shall be so exchangeable or transferable for Securities of this series in definitive registered form and executes and delivers to the Security Registrar a Company Order providing that this permanent global Security shall be so exchangeable or transferable, or (iii) an event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this permanent global Security is a part, this permanent global Security shall be exchangeable for Securities of this series in definitive registered form, PROVIDED that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Upon exchange of any portion of this permanent global Security for one or more Securities of this series in definitive registered form, the Trustee or the Security Registrar, as the case may be, shall cancel this permanent global Security and issue a new permanent global Security or Securities of this Series and of like tenor for the remaining principal amount. Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more Securities of this series in definitive registered form, this permanent global Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered Security of this series in definitive registered form.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this permanent global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                     THE ST. PAUL COMPANIES, INC.


                           By______________________________



Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                             THE CHASE MANHATTAN BANK


                             By__________________________
                               Authorized Officer
                                   [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                (Global Floating Rate)


         This Security is a permanent global Security evidencing a portion of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This permanent global Security represents a portion of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies, may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         If the Maturity Date (or date of redemption or repayment) of this permanent Global Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity Date (or date of redemption or repayment) to the date of such payment on the next succeeding Business Day.

         This permanent global Security is not subject to redemption prior to the Maturity Date shown above unless a Redemption Commencement Date and Redemption Periods and Redemption Prices are specified above. If so specified, this permanent global Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified on the face hereof, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this permanent global Security, or one or more Predecessor permanent global Securities, of record at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this permanent global Security in part only, a new permanent global Security or Securities of this series and of like tenor will be delivered to the Depositary upon the cancellation hereof.

         This permanent global Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

          In the event of repayment of this permanent global Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         The interest rate payable on this permanent global Security will be calculated by reference to the Interest Rate Basis specified above (a) plus or minus the Spread specified above, if any, or (b) multiplied by the Spread Multiplier specified above, if any. The Interest Rate Basis may be: (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR (this permanent global Security being a "LIBOR Security"), (d) the Treasury Rate, (e) the CD Rate, (f) the Federal Funds Rate, (g) the CMT Rate or such other interest rate formula, as specified above. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated, as specified above.

         All percentages resulting from any calculation on this permanent global Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (E.G., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Security will be rounded, in the case of U.S. dollars, to the nearest cent or, in the case of a foreign currency or composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         Unless otherwise specified above, the "Regular Record Date" with respect to this permanent global Security shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and interest will be payable, in the case of permanent global Securities which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified above); which reset quarterly, on the third Wednesday of March, June, September and December of each year; which reset semi-annually, on the third Wednesday of the two months of each year specified above; and which reset annually, on the third Wednesday of the month specified above (each an "Interest Payment Date"); and in each case, at maturity or upon earlier redemption or repayment.

         Payments of interest with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date or date of maturity, redemption or repayment, as the case may be. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this permanent global Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, in the case of a Treasury Rate Security, by the actual number of days in the year.

         The rate of interest on this permanent global Security will be reset daily, weekly, monthly, quarterly, semiannually or annually or otherwise (each an "Interest Reset Date"), as specified above. Unless otherwise specified above, the Interest Reset Date will be, if this permanent global Security resets daily, each Business Day, if this permanent global Security (other than a Treasury Rate Security) resets weekly, the Wednesday of each week, or if this permanent global Security is a Treasury Rate Security, the Tuesday of each week (except as provided below); if this permanent global Security resets monthly, the third Wednesday of each month; if this permanent global Security resets quarterly, the third Wednesday of March, June, September and December; if this permanent global Security resets semi-annually, the third Wednesday of two months of each year, as specified above; and if this permanent global Security resets annually, the third Wednesday of one month of each year, as specified above; PROVIDED, however, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified above. If any Interest Reset Date would otherwise be a day that is not a Market Day (as defined below), the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if this Security is a LIBOR Security and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         As used herein, the term "Market Day" means (a) with respect to any Note (other than any LIBOR Note), any Business Day, and (b) with respect to any LIBOR Note, any such Business Day which is also a London Business Day. The term "London Business Day" means (i) if the Specified Currency is other than ECU, any day on which dealings in such Specified Currency are transacted in the London Interbank Market or (ii) if the Specified Currency is ECU, any day that does not appear as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market. The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is (i) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close, and (ii) if the Note is denominated in a Specified Currency (as defined below) other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the financial center of the country issuing the Specified Currency (which in the case of ECUs shall be Luxembourg, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris).

         The Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Security (the "Commercial Paper Interest Determination Date"), for a Prime Rate Security (the "Prime Rate Interest Determination Date"), for a CD Rate Security (the "CD Rate Interest Determination Date"), for a Federal Funds Rate Security (the "Federal Funds Interest Determination Date") and for a CMT Rate Note (the "CMT Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Security (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Index Currency is British pounds sterling, in which case the Interest Determination Date will be the applicable Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Security (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified above, the Calculation Date pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

         DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis of this permanent global Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) as of the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity shown above, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity shown above placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect hereon on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

         Money Market Yield = 100 x    360 X D
                                    360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

         DETERMINATION OF PRIME RATE. If the Interest Rate Basis of this permanent global Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major bank in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         DETERMINATION OF LIBOR. If the Interest Rate Basis of this permanent global Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined in accordance with the following provisions:

         (i) On the relevant LIBOR Interest Determination Date, LIBOR will be either (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified above, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method of calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified above, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

         (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified above, commencing on the Interest Reset Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., or such other time specified above, in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

         "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

         "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

         "Principal Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of this permanent global Security is to be made or, solely with respect to the calculation of LIBOR, the specified Index Currency, except that with respect to U.S. dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         DETERMINATION OF TREASURY RATE. If the Interest Rate Basis of this permanent global Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity shown above as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 9:00 A.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity shown above are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity shown above under the heading "U.S. Government Securities/Treasury Bills/Secondary Market". In the event such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity shown above; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect hereon on such Treasury Interest Determination Date.

         DETERMINATION OF CD RATE. If the Interest Rate Basis of this permanent global Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity shown above as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity shown above in a denomination of U.S. $5,000,000; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis of this permanent global Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Rate Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

         DETERMINATION OF CMT RATE. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate with respect to any Interest Reset Date shall equal the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release, H.15...Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on the related CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as specified above, ended immediately preceding the week or month (as applicable) in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be two years.

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown above. The Calculation Agent shall calculate the interest rate on this permanent global Security in accordance with the foregoing on each Interest Determination Date or Calculation

Date as applicable. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error. The interest rate on this permanent global Security will in no event be higher than the maximum rate permitted by New York, as the same may be modified by United States law of general application.

         The Calculation Agent will upon the request of the Holder of this permanent global Security provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this permanent global Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this permanent global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this permanent global Security at the times, places and rate, and in the coin or currency, herein prescribed.

         This permanent global Security may not be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor.

         The Securities of this Series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, unless otherwise specified above.

         No service charge shall be made for any such registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security of this Series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this permanent global Security is registered as the owner hereof for all purposes, whether or not this permanent global Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this permanent global Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________Custodian__________
                               (Cust)            (Minor)
                             Uniform Gifts to Minors Act


                             ____________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)


_______________________________________________________________________________
                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________________
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________                          __________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                              OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________                      _____________________________

                                                 _____________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                           [Form of Fixed Rate
                                                           Permanent Global
                                                           Security]


THIS SECURITY IS A SECURITY IN PERMANENT GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


CUSIP NO.
No. FXR-                                                        $_____________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                 (Global Fixed Rate)


SPECIFIED CURRENCY:                                             EXCHANGE RATE
                                                                AGENT:


ORIGINAL
ISSUE DATE:                  INTEREST RATE:                     MATURITY DATE:


REDEMPTION                                                      REDEMPTION
COMMENCEMENT DATE:                                              PERIODS AND
                                                                PRICES:


REPAYMENT DATE:                                                 REPAYMENT
                                                                PERIODS AND
                                                                PRICES:


AUTHORIZED DENOMINATIONS:
(Only applicable if Specified
Currency is other than U.S. dollars)


OTHER/ADDITIONAL TERMS:


                                                                DEFAULT RATE:
                                                                (Only applic-
                                                                able if
                                                                Security issued
                                                                at original
                                                                issue discount)

                                                                OID DEFAULT
                                                                AMOUNT:  (Only
                                                                applicable if
                                                                Security issued
                                                                at original
                                                                issue discount)


         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as nominee for the Depositary, or registered assigns, the principal sum of

                                                   (any such currency or
composite currency being hereinafter referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 of each year and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day (as defined below)), as the case may be, next preceding the May 15 and November 15 Interest Payment Dates; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of this permanent global Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series evidenced by this permanent global Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, the term "Depositary" shall mean the Depositary designated as such by the Company under the Indenture described herein.

         Payment of principal of (and premium, if any) and interest on this permanent global Security will be made in the Specified Currency shown above, except as provided below. The Holder of a permanent global Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity, redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of such Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of permanent global Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such permanent global Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any permanent global Security, such payment will be made in the Specified Currency. The term "Business Day", as used herein means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that, if the payment of this permanent global Security is to be made in a currency or composite currency other than U.S. dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such currency or composite currency (or, in the case of European Currency Units ("ECUs"), is not a day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris). The term "Principal Financial Center" as used herein means the capital city of the country issuing the currency or composite currency in which payment inspect of this permanent global Security is to be made, except that with respect to U.S. dollars, Deutsche marks, Italian lire, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         Payment of principal of (and premium, if any) and interest due on this permanent global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of this permanent global Security for all purposes under the Indenture.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any permanent global Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to Securities denominated in ECUs, an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this permanent global Security on the relevant Regular Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this permanent global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any permanent global Security by a registered Holder will remain in effect with respect to any further payments with respect to this permanent global Security payable to such Holder. If a payment with respect to this permanent global Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below), for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         This permanent global Security is exchangeable or transferable in whole or from time to time in part for Securities of this series in definitive registered form only as provided in this paragraph. If (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its sole discretion determines that this permanent global Security shall be so exchangeable or transferable for Securities of this series in definitive registered form and executes and delivers to the Security Registrar a Company Order providing that this permanent global Security shall be so exchangeable or transferable, or (iii) an event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this permanent global Security is a part, this permanent global Security shall be exchangeable for Securities of this series in definitive registered form, PROVIDED that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this permanent global Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Upon exchange of any portion of this permanent global Security for one or more Securities of this series in definitive registered form, the Trustee or the Security Registrar, as the case may be, shall cancel this permanent global Security and issue a new permanent global Security or Securities of this Series and of like tenor for the remaining principal amount. Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more Securities of this series in definitive registered form, this permanent global Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered Security of this series in definitive registered form.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this permanent global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                      THE ST. PAUL COMPANIES, INC.


                                            By______________________________



Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                            THE CHASE MANHATTAN BANK


                                            By__________________________
                                              Authorized Officer

                                  [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                 (Global Fixed Rate)


         This Security is a permanent global Security evidencing a portion of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This permanent global Security represents a portion of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies, may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         Interest payments for this permanent global Security will include interest accrued to but excluding the Interest Payment Dates or date of maturity, redemption or repayment, as the case may be. Interest payments for this permanent global Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         If any Interest Payment Date or the Maturity Date (or date of redemption or repayment) of this permanent global Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date (or date of redemption or repayment), as the case may be, to the date of such payment on the next succeeding Business Day.

         This permanent global Security is not subject to redemption prior to the Maturity Date shown above unless a

Redemption Commencement Date and Redemption Periods and Redemption Prices are specified above. If so specified, this permanent global Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified on the face hereof, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this permanent global Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this permanent global Security in part only, a new permanent global Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed portion will be delivered to the Depositary upon the cancellation hereof.

         This permanent global Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this permanent global Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

          In the event of repayment of this permanent global Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this permanent global Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this permanent global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this permanent global Security at the times, places and rate, and in the coin or currency, herein prescribed.

         This permanent global Security may not be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor.

         If this Security is issued with an original issue discount, (i) if an Event of Default with respect to the Securities shall have occurred and be continuing, the amount of principal of this Security which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under "OID Default Amount" on the face hereof, and (ii) in the case of a default of payment in principal upon acceleration, redemption or at maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Security shall bear interest at a rate of interest per annum equal to the Default Rate stated on the face hereof (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption or maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

         The Securities of this Series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, unless otherwise specified above.

         No service charge shall be made for any registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security of this series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this permanent global Security is registered as the owner hereof for all purposes, whether or not this permanent global Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this permanent global Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________Custodian__________
                               (Cust)            (Minor)
                             Uniform Gifts to Minors Act


                             ____________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)


_______________________________________________________________________________
                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________________
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________                          __________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                              OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________                      _____________________________

                                                 _____________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                      [Form of Floating Rate
                                                      Permanent Global Security
                                                      - No OID]


THIS SECURITY IS A SECURITY IN PERMANENT GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP NO.
NO. FLR-                                                        $_____________


                             THE ST. PAUL COMPANIES, INC.

                              MEDIUM-TERM NOTE, SERIES C
                                (Global Floating Rate)

SPECIFIED CURRENCY:                                             EXCHANGE RATE
                                                                AGENT:


ORIGINAL                          INITIAL                       MATURITY
ISSUE DATE:                    INTEREST RATE:                   DATE:


AUTHORIZED DENOMINATIONS:
(only applicable if Specified
Currency is other than U.S. dollars)


INDEX MATURITY:                                                 SPREAD (plus
                                                                or minus):


INDEX CURRENCY (if other than
U.S. dollars):


INTEREST RATE                                                   SPREAD
BASIS:                                                          MULTIPLIER:


INTEREST RESET                                                  MAXIMUM

PERIOD:                                                         INTEREST RATE:

INTEREST PAYMENT                                                MINIMUM
DATES:                                                          INTEREST RATE:


                                                                REGULAR RECORD
                                                                DATES:


INTEREST                                                        CALCULATION
RESET DATES:                                                    DATES:


INTEREST                                                        CALCULATION
DETERMINATION DATES:                                            AGENT (if other
                                                                than The Chase
                                                           Manhattan Bank):


REDEMPTION                                                      REDEMPTION
COMMENCEMENT DATE:                                              PERIODS AND
                                                                PRICES:


REPAYMENT DATE:                                                 REPAYMENT
                                                                PERIODS AND
                                                                PRICES:


OTHER/ADDITIONAL TERMS:



         THE ST. PAUL COMPANIES, INC., a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as nominee for the Depositary, or registered assigns, the principal sum of
                                                    (any such currency or
composite currency being hereinafter
referred to as a "Specified Currency") on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption or Repayment Date specified above, and to pay Interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates set forth above and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, PROVIDED that if the Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum determined in accordance with the provisions hereinafter set forth, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)), next preceding each Interest Payment Date; PROVIDED, HOWEVER, that interest payable at maturity or upon earlier redemption or repayment will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this permanent global Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder of this permanent global Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this permanent global Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. As used herein, the term "Depositary" shall mean the Depositary designated as such by the Company under the Indenture described herein.

         Payment of principal of (and premium, if any) and interest on this permanent global Security will be made in the Specified Currency shown above, except as provided below. The Holder of a permanent global Security denominated in a Specified Currency other than U.S. dollars may elect to receive all such payments in U.S. dollars by delivery of a written request to the Paying Agent, on or prior to the applicable Record Date or the date fifteen calendar days prior to maturity or earlier redemption or repayment, as the case may be. Such written request may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Such election shall remain in effect unless such request is revoked on or prior to the applicable Record Date or the date fifteen days prior to maturity or earlier redemption or repayment, as the case may be.

         If the Holder has elected to receive payments in U.S. dollars, payment in respect of this permanent global Security will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for U.S. dollars received by such Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers, for settlement on such payment date of the aggregate amount of the Specified Currency payable to all Holders of permanent global Securities electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of such permanent global Securities by deductions from such payments. If three such bid quotations are not available on the second Business Day preceding the payment of principal (and premium, if any) or interest with respect to any permanent global Security, such payment will be made in the Specified Currency.

         Payment of principal of (and premium, if any) and interest due on this permanent global Security will be made to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of this permanent global Security for all purposes under the Indenture.

         Unless otherwise specified above, payments of interest and principal (and premium, if any) with respect to any permanent global Security made in a Specified Currency other than U.S. dollars will be made by wire transfer in immediately available funds to an account with a bank located in the country issuing the Specified Currency (or, with respect to permanent global Securities denominated in European Currency Units ("ECUs"), an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated at least 5 days prior to the Interest Payment Date or stated maturity, redemption or repayment date, as the case may be, by the registered Holder of this permanent global Security on the relevant Regular

Record Date or maturity, redemption or repayment date, provided that, in the case of payment of principal of (and premium, if any) and any interest due at maturity or upon earlier redemption or repayment, this permanent global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent, and, unless revoked, any such designation made with respect to any Security by a registered Holder will remain in effect with respect to any further payments with respect to this Security payable to such Holder. If a payment with respect to this Security cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within 5 days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payment will be borne by the Holder hereof in respect of which payments are made.

         If payment on this permanent global Security is required to be made in ECUs and on a payment date with respect to this Security, ECU's are used neither as the unit of account of the European Community (the "EC") or as the currency of the European Union, then all payments due on such payment date shall be made in U.S. dollars. The amount so payable on any payment date in ECUs shall be converted into U.S. dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis: the component currencies of the ECUs for this purpose (the "Components") shall be the currency amounts that were components of the ECUs as of the last date on which ECUs were used as the unit of account of the EC. The equivalent of ECUs in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Exchange Rate (as defined below), for the Components or as otherwise indicated above. The "Exchange Rate" means the noon buying rate in The City of New York for cable transfers for the relevant Specified Currency.

         Changes as to the nature or composition of the ECU may be made by the EC in conformity with the treaty establishing the EC, as amended by the treaty on the European Union, and EC law, in which event the composition of the ECU will change accordingly and references to ECU in this permanent global Security shall thereafter be construed as references to the ECU as so changed.

         If the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled to satisfy its obligations to Holders by making payments in U.S. dollars on the basis of the most recently available Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is other than U.S. dollars will not constitute an Event of Default under the Indenture.

         This permanent global Security is exchangeable or transferable in whole or from time to time in part for Securities of this series in definitive registered form only as provided in this paragraph. If (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, (ii) the Company in its sole discretion determines that this permanent global Security shall be so exchangeable or transferable for Securities of this series in definitive registered form and executes and delivers to the Security Registrar a Company Order providing that this permanent global Security shall be so exchangeable or transferable, or (iii) an event shall have happened and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of the series of which this permanent global Security is a part, this permanent global Security shall be exchangeable for Securities of this series in definitive registered form, PROVIDED that the definitive Securities so issued in exchange for this permanent global Security shall be in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, and be of like aggregate principal amount and tenor as the portion of this permanent global Security to be exchanged. Except as provided above, owners of beneficial interests in this permanent global Security will not be entitled to receive physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         Upon exchange of any portion of this permanent global Security for one or more Securities of this series in definitive registered form, the Trustee or the Security Registrar, as the case may be, shall cancel this permanent global Security and issue a new permanent global Security or Securities of this Series and of like tenor for the remaining principal amount. Except as otherwise provided herein or in the Indenture, until exchanged in full for one or more Securities of this series in definitive registered form, this permanent global Security shall in all respects be subject to and entitled to the same benefits and conditions under the Indenture as a duly authenticated and delivered Security of this series in definitive registered form.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY
SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee or by its Authenticating Agent by manual signature, this permanent global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                           THE ST. PAUL COMPANIES, INC.


                                                 By__________________________



Attest:


__________________________
Corporate Secretary

[SEAL]



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                                 THE CHASE MANHATTAN BANK


                                                 By__________________________
                                                   Authorized Officer

                                  [Form of Reverse]

                             THE ST. PAUL COMPANIES, INC.
                              MEDIUM-TERM NOTE, Series C
                                (Global Floating Rate)


         This Security is a permanent global Security evidencing a portion of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 31, 1990 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This permanent global Security represents a portion of the Securities of the series designated on the face hereof. The Securities of this series may be issued from time to time in an aggregate principal amount of up to $275,000,000 or its equivalent in other currencies or composite currencies, may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be issued at an original issue discount, and be denominated in different currencies.

         If the Maturity Date (or date of redemption or repayment) of this permanent Global Security falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after the Maturity Date (or date of redemption or repayment) to the date of such payment on the next succeeding Business Day.

         This permanent global Security is not subject to redemption prior to the Maturity Date shown above unless a Redemption Commencement Date and Redemption Periods and Redemption Prices are specified above. If so specified, this permanent global Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the election of the Company, during the Redemption Periods and at the Redemption Prices specified on the face hereof, plus interest accrued to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this permanent global Security, or one or more Predecessor permanent global Securities, of record at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture.

         In the event of redemption of this permanent global Security in part only, a new permanent global Security or Securities of this series and of like tenor will be delivered to the Depositary upon the cancellation hereof.

         This permanent global Security is not subject to repayment prior to the Maturity Date shown above unless a Repayment Date, Repayment Periods and Repayment Prices are specified above. If so specified, this Security is subject to repayment at the option of the Holder hereof upon the terms set forth above.

          In the event of repayment of this permanent global Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unpaid portion will be issued to the registered Holder upon the cancellation hereof.

         The interest rate payable on this permanent global Security will be calculated by reference to the Interest Rate Basis specified above (a) plus or minus the Spread specified above, if any, or (b) multiplied by the Spread Multiplier specified above, if any. The Interest Rate Basis may be: (a) the Commercial Paper Rate, (b) the Prime Rate, (c) LIBOR (this permanent global Security being a "LIBOR Security"), (d) the Treasury Rate, (e) the CD Rate, (f) the Federal Funds Rate, (g) the CMT Rate or such other interest rate formula, as specified above. The "Index Maturity" is the period to maturity of the instrument or obligation from which the Interest Rate Basis is calculated, as specified above.

         All percentages resulting from any calculation on this permanent global Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five-one millionths of a percentage point rounded upwards (E.G., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Security will be rounded, in the case of U.S. dollars, to the nearest cent or, in the case of a foreign currency or composite currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         Unless otherwise specified above, the "Regular Record Date" with respect to this permanent global Security shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and interest will be payable, in the case of permanent global Securities which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as specified above); which reset quarterly, on the third Wednesday of March, June, September and December of each year; which reset semi-annually, on the third Wednesday of the two months of each year specified above; and which reset annually, on the third Wednesday of the month specified above (each an "Interest Payment Date"); and in each case, at maturity or upon earlier redemption or repayment.

         Payments of interest with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date or date of maturity, redemption or repayment, as the case may be. Accrued interest from the Original Issue Date or from the last date to which interest has been paid is calculated by multiplying the face amount of this permanent global Security by an accrued interest factor, computed by adding the interest factor calculated for each day from such starting date to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360 or, in the case of a Treasury Rate Security, by the actual number of days in the year.

         The rate of interest on this permanent global Security will be reset daily, weekly, monthly, quarterly, semiannually or annually or otherwise (each an "Interest Reset Date"), as specified above. Unless otherwise specified above, the Interest Reset Date will be, if this permanent global Security resets daily, each Business Day, if this permanent global Security (other than a Treasury Rate Security) resets weekly, the Wednesday of each week, or if this permanent global Security is a Treasury Rate Security, the Tuesday of each week (except as provided below); if this permanent global Security resets monthly, the third Wednesday of each month; if this permanent global Security resets quarterly, the third Wednesday of March, June, September and December; if this permanent global Security resets semi-annually, the third Wednesday of two months of each year, as specified above; and if this permanent global Security resets annually, the third Wednesday of one month of each year, as specified above; PROVIDED, however, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified above. If any Interest

Reset Date would otherwise be a day that is not a Market Day (as defined below), the Interest Reset Date shall be postponed to the next day that is a Market Day, except that if this Security is a LIBOR Security and such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

         As used herein, the term "Market Day" means (a) with respect to any Note (other than any LIBOR Note), any Business Day, and (b) with respect to any LIBOR Note, any such Business Day which is also a London Business Day. The term "London Business Day" means (i) if the Specified Currency is other than ECU, any day on which dealings in such Specified Currency are transacted in the London Interbank Market or (ii) if the Specified Currency is ECU, any day that does not appear as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECU cannot be settled in the international interbank market. The term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is (i) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close, and (ii) if the Note is denominated in a Specified Currency (as defined below) other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the financial center of the country issuing the Specified Currency (which in the case of ECUs shall be Luxembourg, in which case "Business Day" shall not include any day that is a non-ECU clearing day as determined by the ECU Banking Association in Paris).

         The Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Security (the "Commercial Paper Interest Determination Date"), for a Prime Rate Security (the "Prime Rate Interest Determination Date"), for a CD Rate Security (the "CD Rate Interest Determination Date"), for a Federal Funds Rate Security (the "Federal Funds Interest Determination Date") and for a CMT Rate Note (the "CMT Rate Interest Determination Date") will be the second Market Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Security (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding the applicable Interest Reset Date, unless the Index Currency is British pounds sterling, in which case the Interest Determination Date will be the applicable Interest Reset Date. The Interest Determination

Date pertaining to an Interest Reset Date for a Treasury Rate Security (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified above, the Calculation Date pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

         DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis of this permanent global Security is the Commercial Paper Rate, the interest rate with respect to any Interest Reset Date shall equal the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) as of the relevant Commercial Paper Interest Determination Date for commercial paper having the Index Maturity shown above, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date, such rate is not published in either H.15(519) or Composite Quotations, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation

Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity shown above placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect hereon on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

         Money Market Yield = 100 x    360 X D
                                    -------------
                                    360 - (D x M)

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

         DETERMINATION OF PRIME RATE. If the Interest Rate Basis of this permanent global Security is the Prime Rate, the interest rate with respect to any Interest Reset Date shall equal the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major bank in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned above, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

         DETERMINATION OF LIBOR. If the Interest Rate Basis of this permanent global Security is LIBOR, the interest rate with respect to any Interest Reset Date shall be determined in accordance with the following provisions:

         (i) On the relevant LIBOR Interest Determination Date, LIBOR will be either (a) if "LIBOR Reuters" is specified above, the arithmetic mean of the offered rates (unless the Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified above, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method of calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified above, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

         (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified above, commencing on the Interest Reset Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination

    Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., or such other time specified above, in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

         "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified above, the display on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified above as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

         "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

         "Principal Financial Center" means the capital city of the country issuing the currency or composite currency in which any payment in respect of this permanent global Security is to be made or, solely with respect to the calculation of LIBOR, the specified Index Currency, except that with respect to U.S. dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

         DETERMINATION OF TREASURY RATE. If the Interest Rate Basis of this permanent global Security is the Treasury Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury Bills") having the Index Maturity shown above as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" or, if not so published by 9:00 A.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity shown above are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Interest Determination Date for the Index Maturity shown above under the heading "U.S. Government Securities/Treasury Bills/Secondary Market". In the event such rate is not so published by 3:00 P.M., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity shown above; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect hereon on such Treasury Interest Determination Date.

         DETERMINATION OF CD RATE. If the Interest Rate Basis of this permanent global Security is the CD Rate, the interest rate with respect to any Interest Reset Date shall equal the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity shown above as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity shown above in a denomination of U.S. $5,000,000; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

         DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis of this permanent global Security is the Federal Funds Rate, the interest rate with respect to any Interest Reset Date shall equal the rate on the relevant Federal Funds Rate Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

         DETERMINATION OF CMT RATE. If the Interest Rate Basis of this Security is the CMT Rate, the interest rate with respect to any Interest Reset Date shall equal the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release, H.15...Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on the related CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as specified above, ended immediately preceding the week or month (as applicable) in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated

CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED, HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

         "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052, for the most recent week.

         "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be two years.

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown above. The Calculation Agent shall calculate the interest rate on this permanent global Security in accordance with the foregoing on each Interest Determination Date or Calculation Date as applicable. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error. The interest rate on this permanent global Security will in no event be higher than the maximum rate permitted by New York, as the same may be modified by United States law of general application.

         The Calculation Agent will upon the request of the Holder of this permanent global Security provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (including this permanent global Security and the interests represented hereby) may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent of waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security or Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this permanent global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this permanent global Security at the times, places and rate, and in the coin or currency, herein prescribed.

         This permanent global Security may not be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor.

         The Securities of this Series may be issued in registered form, without coupons, in denominations of $100,000 and any integral multiple of $1,000 in excess thereof or, if this Security is denominated in a Specified Currency, in the denominations indicated on the face hereof, unless otherwise specified above.

         No service charge shall be made for any such registration of transfer or exchange of Securities as provided above, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security of this Series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this permanent global Security is registered as the owner hereof for all purposes, whether or not this permanent global Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this permanent global Security which are defined in the Indenture and not herein otherwise defined shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - _________Custodian__________
                               (Cust)            (Minor)
                             Uniform Gifts to Minors Act


                             ____________________________
                                       (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



_______________________________________________________________________________
                          (PLEASE INSERT SOCIAL SECURITY OR
                           IDENTIFYING NUMBER OF ASSIGNEE)


_______________________________________________________________________________
                        (PLEASE PRINT OR TYPE NAME AND ADDRESS
                        INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing


_______________________________________________________________________________
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:____________                          __________________________________



    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                              OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
           (Please Print or Typewrite Name and Address of the Undersigned)

and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the undersigned for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion not being repaid):__________________________.


Dated:_____________________                      _____________________________

                                                 _____________________________


    NOTE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.